UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 24, 2003 (March 24, 2003)

CONEXANT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24923	25-1799439
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4311 Jamboree Road Newport Beach, California 92660-3095 (Address of principal executive offices) (Zip code) (949) 483-4600 (Registrant’s telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events and Required FD Disclosure.

              Registrant’s press release dated March 24, 2003 is filed herewith as Exhibit 20 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

20           Press release of Registrant dated March 24, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONEXANT SYSTEMS, INC. (Registrant) By /s/ Dennis E. O'Reilly —————————————— Dennis E. O'Reilly Senior Vice President, General Counsel and Secretary

Date:  March 24, 2003

EXHIBIT INDEX

Exhibit Number	Description	Sequentially Numbered Page
20	Press release of Registrant dated March 24, 2003